Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Award Grant Practices
Equity awards to our employees, including our NEOs, are discretionary and must be approved by the Compensation Committee. The Company’s long-standing practice has been to grant annual equity awards on a predetermined schedule, usually following the release of our financial statements for the prior year. In addition, equity awards may be granted at other times during the year to new hires, employees receiving promotions and in other special circumstances. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company does not currently grant stock options.

Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false